SUPPLEMENT DATED MAY 5, 2000
                   TO PROSPECTUS DATED MAY 1, 2000 FOR
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          MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                 POLICIES (SINGLE LIFE AND SURVIVORSHIP)
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                        KEMPER DESTINATIONS LIFE
                               Issued By
                 KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement describes variations that apply if you purchase your Policy in the State of Florida. Policies issued in Florida are referred to as Modified Premium Variable Universal Life Insurance Policies. In addition, Policies issued in Florida have restrictions on the "no-lapse guarantee" feature under the Policy. These changes are further described below with reference to those parts of the Prospectus modified by this Supplement. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Policy Description
------------------

"Modified Premium" is substituted for "Modified Single Premium" wherever the title of the Policy appears in the Prospectus.

No-Lapse Guarantee
------------------

1. The definition of "No-Lapse Guarantee" appearing on pages 3 and 4 of the Prospectus is revised to read as follows:

          "NO-LAPSE GUARANTEE - Our guarantee that, if you have no outstanding Policy Debt, your Policy will not lapse prior to the Guarantee Period Expiration Date shown on your Policy's specifications page regardless of changes in the Net Surrender Value.

          The Guarantee Period Expiration Date is based on the
          Insured's Issue Age determined from the following table:

                         The Guarantee Period Expiration Date
                         Applicable Falls on the Policy
          *Issue Age     Anniversary Date Next Following
          ----------     ------------------------------------

           0-14          Insured's 55th Birthday
           15-24         Insured's 65th Birthday
           25-44         Insured's 70th Birthday
           45-61         Insured's 75th Birthday
           62-74         Insured's 80th Birthday
                           or 10 years after Issue,
                           whichever is later

           75-84         Insured's 85th Birthday
                           or 10 years after Issue,
                           whichever is later
           85-90         No Guarantee Period Applies

          * Based on the age of the Insured - Single
             Life Policy
          * Based on the age of the older Insured -
             Survivorship Policy

          If the Net Surrender Value becomes insufficient to cover the monthly charges while the No-Lapse Guarantee is in effect, your Policy will remain in force, however, your Death Benefit will be reduced to equal your total Premiums (less any prior withdrawals of Premium). The No-Lapse Guarantee is not available under all Policies and is not available if your Policy covers an Insured whose Issue Age is 85 or older."

2. The paragraph under "No-Lapse Guarantee" appearing on page 6 of the Prospectus is revised to read as follows:

          "Under our No-Lapse Guarantee, if you do not have any outstanding Policy Debt, your Policy will never lapse prior to the Guarantee Period Expiration Date shown on your Policy's specifications page, regardless of changes in the Net Surrender Value.
          If your Policy would have otherwise lapsed prior to the Guarantee Period Expiration Date, it will remain in force until payment of the Death Benefit or the Maturity Date, unless you voluntarily surrender your Policy at an earlier date. If your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium and the Grace Period ends prior to the Guarantee Period Expiration Date, at the end of the Grace Period your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments (less any prior partial withdrawals of Premium). The No-Lapse Guarantee applies to your Policy unless: (a) you paid 90% of the Guideline Single Premium at issue for your Policy; (b) your Policy has outstanding Policy Debt;
          (c) your Policy covers an Insured whose Issue Age is 85 or older; or (d) the grace period ends on or after your Guarantee Period Expiration Date."

3. The first sentence of the first paragraph under "No-Lapse Guarantee and Grace Period" appearing on page 26 of the Prospectus is revised to read as follows:

          "Under our No-Lapse Guarantee, we guarantee that your Policy will remain in force prior to the Guarantee Period Expiration Date shown on your Policy's specifications page regardless of changes in the Net Surrender Value, provided you have no outstanding Policy Debt."

4. The last sentence of the third paragraph under "No-Lapse Guarantee and Grace Period" appearing on page 26 of the Prospectus is revised to read as follows:

          "The No-Lapse Guarantee applies to your Policy unless:
          (a) you paid 90% of the Guideline Single Premium for your Policy; (b) your Policy has outstanding Policy Debt; (c) your Policy covers an Insured whose Issue Age is 85 or older; or (d) the grace period ends on or after the Guarantee Period Expiration Date shown on your Policy's specifications page."

5. The section entitled "Termination", appearing on pages 26 and 27 of the Prospectus, is modified by adding the following to the end thereof:

          "or, (e) the Grace Period ends on or after the Guarantee Period Expiration Date shown on your
          Policy's specifications page."



     00S6DVLSupp2C.doc